UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2025

INVESCO DB COMMODITY INDEX TRACKING FUND

(Exact name of registrant as specified in its charter)

Delaware	001-32726	32-6042243
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, Illinois	60515
(Address of principal executive offices)	(Zip Code)

(800) 983-0903

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units of Beneficial Interest	DBC	NYSE Arca, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to section 13(a) of the Exchange Act.

Explanatory Note

This amendment to the Current Report on Form 8-K that was filed on September 26, 2025 (the “Original 8-K”) is being filed to notify shareholders of the Invesco DB Commodity Index Tracking Fund that the planned changes to the index methodology described in the Original 8-K have been implemented, resulting in the changes described below.

Item 8.01	Other Events

Effective November 10, 2025, Deutsche Bank AG, the Index provider, modified the DBIQ Optimum Yield Diversified Commodity Index Excess ReturnTM (the “Index”), the index the Invesco DB Commodity Index Tracking Fund seeks to track. A summary of the changes are as follows:

1. Expanded Commodity Universe

•

Eligible commodities are determined annually based on their liquidity and economic importance.

•

Under the new methodology, the commodities included in the Index expanded to include Gas Oil, Comex Copper, Lead, Nickel, Platinum, Feeder Cattle, Cocoa, Coffee, Cotton, Lean Hogs, Live Cattle, Wheat (Kansas Wheat), Soybean Meal and Soybean Oil.

2. Modified Optimum Yield Methodology	• The Optimum Yield methodology was modified to eliminate contracts with limited liquidity.

3. Annual Review of Base Weights and Commodities	• The static allocations to commodities were changed by implementing a rules-based annual review to better reflect current global production and market liquidity.

4. Weight Limits (Annually at Rebalance)	• Implementation of sector and single commodity caps and floors to reduce concentration risk.

5. Intra-year Rebalancing Events	• An intra-year rebalance event will be triggered should a large deviation occur on a monthly observation date to help prevent significant deviations from annual rebalance target weights.

The changes described herein will not effect the Fund’s Investment Objective.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Invesco DB Commodity Index Tracking Fund

By:	Invesco Capital Management LLC, its Managing Owner

	By:	/s/ Adam Henkel
		Name:	Adam Henkel
		Date:	November 10, 2025
		Title:	Secretary